Global Real Estate Investments Fund (the “Fund”)

Supplement dated March 2, 2011 to the
Prospectus dated January 21, 2011

IMPORTANT INFORMATION ABOUT GLOBAL REAL ESTATE INVESTMENTS FUND

At a meeting held on February 15, 2011, the Board of Trustees of the Fund approved a proposal, subject to shareholder approval, to convert the Fund from a closed-end management investment company to an open-end management investment company.  In addition, the Board authorized the filing of a registration statement for the Fund on Form N-1A (the “Open-End Registration Statement”), which, among other things, includes a reduced sales load schedule, as compared to the sales load schedule applicable to the Fund’s shares under its current prospectus.  Such new sales load schedule would be applicable to the purchase of the Fund’s shares following declaration by the Securities and Exchange Commission (“SEC”) of the Open-End Registration Statement’s effectiveness.

There is no assurance that the Fund’s shareholders will approve this proposal or if the SEC will declare the Open-End Registration Statement effective.  However, investors should be aware that if shareholders approve the proposal and the SEC declares the Open-End Registration Statement effective, the reduced sales load schedule will be effective immediately thereafter on purchases of the Fund’s shares.

Please retain this Supplement for future reference.